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                                                              Exhibit 23.3

BERNARDO VILLEGAS PEREZ
CONTADOR PUBLICO
MATRICULA 4962-A


January 21, 1999


                         CONSENT OF INDEPENDENT AUDITOR

I hereby consent to the incorporation by reference in the Company's amended Annual Report on Form 10K-A for the fiscal year ended December 31, 1998 of my report dated March 15, 1996 appearing on page F-2 and F-3 of American International Petroleum Corporation's Annual Report on Form 10-K for the year ended December 31, 1995.


/s/ Bernardo Villegas Perez
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Bernardo Villegas Perez
Auditor
Professional Card No. 4962-A